SUN CAPITAL ADVISERS TRUST

SC BlackRock Inflation Protected Bond Fund

SC Ibbotson Balanced Fund

SC Ibbotson Conservative Fund

SC Ibbotson Growth Fund

Supplement dated November 23, 2012

To the Initial Class and Service Class Prospectuses, each dated May 1, 2012 (as supplemented August 16, 2012)

SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, SC Ibbotson Growth Fund

1. Effective November 26, 2012, five new funds will be added to the portfolio of underlying funds in which each of the SC Ibbotson Balanced Fund, SC Ibbotson Growth Fund and SC Ibbotson Conservative Fund’s (the “Fund-of-Funds”) can invest. The new funds are listed in the table below, which supplements the table under the caption “BASIC INFORMATION ABOUT THE FUND” in the FUND SUMMARY for each of the Fund-of-Funds in both the Initial Class and Service Prospectuses.

Fund Name	Percentage of Fund Holdings
EQUITY FUNDS Domestic Equity Funds
MFS® Research Series	0% to 30%
MFS® Value Series	0% to 30%

International Equity Funds
MFS® International Value Portfolio	0% to 30%

FIXED INCOME FUNDS
MFS® Government Securities Portfolio	0% to 30%
MFS® Global Governments Portfolio	0% to 30%

2. Each of these five funds is offered through a separate prospectus. Appendix A, starting on page A-1 of the Initial Class and Service Class prospectuses, provides descriptions intended to summarize the primary investment strategies of, and to provide you with certain other information about, those underlying funds not included in the same prospectus with the Fund-of-Funds. The following summaries are hereby added to Appendix A-1:

Domestic Equity Funds:

MFS® Research Series (Investment Goal: capital appreciation)

MFS® Research Series seeks to achieve its investment objective by investing primarily in equity securities. The fund is not constrained to any particular investment style. It may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the fund may invest in companies of any size, it generally focuses on companies with large capitalizations.

MFS® Value Series (Investment Goal: capital appreciation)

MFS® Value Series seeks to achieve its investment objective by investing primarily in equity securities. The fund focuses on investing in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). While the fund may invest in companies of any size, it generally focuses on companies with large capitalizations.

International Equity Funds:

MFS® International Value Portfolio (Investment Goal: capital appreciation)

MFS® International Value Portfolio seeks to achieve its investment objective by investing primarily in foreign equity securities, including emerging market equity securities. The fund may invest a large percentage its assets in issuers in a single country, a small number of countries, or a particular geographic region. The fund focuses on investing in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). The fund may invest in companies of any size.

Fixed Income Funds:

MFS® Government Securities Portfolio (Investment Goal: total return with an emphasis on current income, but also considering capital appreciation.)

MFS® Government Securities Portfolio normally invests at least 80% of its net assets in U.S. Government securities. The fund generally invests substantially all of its assets in investment grade debt instruments. The fund may invest a relatively large percentage of its assets in a single issuer or a small number of issuers.

MFS® Global Governments Portfolio (Investment Goal: total return with an emphasis on current income, but also considering capital appreciation.)

MFS® Global Governments Portfolio normally invests at least 80% of its net assets in U.S. and foreign government securities. The fund normally invests primarily in debt instruments of the U.S. Government and of foreign governments in developed countries. The fund may invest more than 25% of its assets in one country or a limited number of countries. The fund generally invests substantially all of its assets in investment grade debt instruments. The fund is a non-diversified fund. This means that it may invest a relatively large percentage of its assets in a single issuer or a small number of issuers.

3. The portfolio management team for each of the Fund-of-Funds has changed, due to the departures of Peng Chen and John Thompson from Ibbotson Associates, Inc., the subadviser to each of the Fund-of-Funds. Effective October 1, 2012, the following chart replaces the “Portfolio Managers” chart shown under the caption “PORTFOLIO MANAGEMENT” in the FUND SUMMARY for each of the Fund-of-Funds in both the Initial Class and Service Prospectuses:

Portfolio Managers:

	Title with the Subadviser	Manager Since
Scott Wentsel	Vice President and Senior Portfolio Manager	2008
Cindy Galiano	Portfolio Manager	2008
Brian Huckstep	Portfolio Manager	2012
Lucian Marinescu	Portfolio Manager	2012

SC BlackRock Inflation Protected Bond Fund

The average annual total return shown for the Barclays Capital Global Real Estate Index: U.S. TIPS (the “Index”) on page 75 of the Initial Class prospectus and on page 76 of the Service Class prospectus is understated as 12.56% for the One Year period ended December 31, 2011. The correct average annual total return for the Index for the One Year period ended December 31, 2011 is 13.56%.